UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2013

Date of reporting period: 03/31/2013

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

March 31, 2013

NICHOLAS II, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

May 2013

Dear Fellow Shareholders:

     The U.S. economy continues to grow at a very tepid pace. Slowing government spending, both here and in Europe, and persistently high unemployment is being offset by decent corporate profits, an improving housing market and the unprecedented amount of liquidity being put into the system by the Federal Reserve. Due mainly to the increase in liquidity, the stock market has had strong returns over the past few years. With bond yields at historic lows, and a lack of alternative investment options, investors are looking to equities for future returns.

     For the one year period ended March 31, 2013, Nicholas II Class I returned 10.44% compared to the Morningstar Mid-Cap Growth Category return of 10.40%. Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended March 31, 2013.

		Average Annual Total Returns
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas II, Inc. – Class I	12.89%	10.44%	12.96%	8.07%	9.90%
Nicholas II, Inc. – Class N
(linked to Class I)	12.70%	10.03%	12.56%	7.71%	9.60%
Morningstar Mid-Cap
Growth Category	12.05%	10.40%	12.54%	6.62%	10.39%
Russell Midcap Growth Index	13.39%	12.76%	14.23%	7.98%	11.53%
Standard & Poor’s 500 Index	10.19%	13.96%	12.67%	5.81%	8.53%
Ending value of $10,000 invested
in Nicholas II, Inc. – Class I	$11,289	$11,044	$14,416	$14,739	$25,712
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N
(linked to Class I)	$11,270	$11,003	$14,262	$14,498	$25,014

Fund’s Class I Expense Ratio (from 01/28/13 Prospectus): 0.64%
Fund’s Class N Expense Ratio (from 04/30/13 Prospectus): 0.99%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     As can be seen in the chart above, equity returns have been strong since the financial crisis occurred over three years ago. The recent performance has turned the longer term returns positive, which shows the power of the Fund’s long term philosophy of sticking to a financial plan through good times and bad. For the one year period ended March 31, 2013, the Fund’s positive performance was driven by strong stock performance in the health care sector, the industrial sector, and financial and material stocks. In the period, the biotechnology sector had strong returns which the Fund generally does not invest in due to the speculative nature of that sector.

     Currently, the Funds’ sector weightings include 26% consumer related, 19% information technology, 16% industrials, 14% health care, 11% financials, and 7% energy.

     Looking forward, we believe that the U.S. economy is positioned to stay on a slow growth course mainly due to large amounts of global sovereign debt which weighs on future economic growth as these governments need to deleverage. On the positive side, U.S. businesses have been financially sound with a record amount of cash on their balance sheets and record high profit margins. In addition, the Federal Reserve has intimated they are going to keep interest rates low for the foreseeable future. The old adage of “don’t fight the Fed” is certainly in place. In this environment, we will continue to invest in businesses that we believe are of a high quality, can generate good returns and cash flow, and are run by capable management all while selling at reasonable prices. This, we believe, can help the Fund weather more difficult markets.

Thank you for your continued support.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCTWX)

For a share outstanding throughout each period

	Six Months
	Ended
	03/31/2013			Years Ended September 30,
	(unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$22.91		$18.72	$19.31	$17.02	$19.15	$25.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.10		.08	.10	.08	.11	.10
Net gain (loss) on securities
(realized and unrealized)	2.62		4.70	(.22)	2.31	(1.01)	(3.46)
Total from investment
operations	2.72		4.78	(.12)	2.39	(.90)	(3.36)
LESS DISTRIBUTIONS
From net investment income	(.15)		(.10)	(.09)	(.10)	(.11)	(.10)
From net capital gain	(1.87)		(.49)	(.38)	—	(1.12)	(2.57)
Total distributions	(2.02)		(.59)	(.47)	(.10)	(1.23)	(2.67)
NET ASSET VALUE,
END OF PERIOD	$23.61		$22.91	$18.72	$19.31	$17.02	$19.15

TOTAL RETURN	12.89	%(2)	25.92%	(.90)%	14.06%	(2.86)%	(14.65)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$499.4		$454.9	$398.7	$418.0	$384.7	$421.8
Ratio of expenses
to average net assets	.64	%(3)	.64%	.65%	.68%	.72%	.67%
Ratio of net investment income
to average net assets	.85	%(3)	.38%	.46%	.44%	.78%	.44%
Portfolio turnover rate	25.49	%(3)	22.70%	27.93%	28.67%	32.86%	27.48%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)

For a share outstanding throughout each period

	Six Months
	Ended
	03/31/2013			Years Ended September 30,
	(unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$22.63		$18.49	$19.11	$16.87	$19.04	$25.03
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.06		.01	.02	.02	.07	.03
Net gain (loss) on securities
(realized and unrealized)	2.59		4.64	(.21)	2.29	(1.02)	(3.44)
Total from investment
operations	2.65		4.65	(.19)	2.31	(.95)	(3.41)
LESS DISTRIBUTIONS
From net investment income	(.06)		(.02)	(.05)	(.07)	(.10)	(.01)
From net capital gain	(1.87)		(.49)	(.38)	—	(1.12)	(2.57)
Total distributions	(1.93)		(.51)	(.43)	(.07)	(1.22)	(2.58)
NET ASSET VALUE,
END OF PERIOD	$23.35		$22.63	$18.49	$19.11	$16.87	$19.04

TOTAL RETURN	12.70	%(2)	25.47%	(1.25)%	13.70%	(3.17)%	(14.92)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$103.1		$99.9	$102.9	$44.1	$31.9	$1.8
Ratio of expenses
to average net assets	.99	%(3)	.99%	.99%	1.00%	.98%	1.02%
Ratio of net investment income
to average net assets	.51	%(3)	.03%	.10%	.12%	.48%	.09%
Portfolio turnover rate	25.49	%(3)	22.70%	27.93%	28.67%	32.86%	27.48%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

March 31, 2013 (unaudited)

Fund Expenses

For the six month period ended March 31, 2013 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/12	03/31/13	10/01/12 - 03/31/13
Actual	$1,000.00	$1,128.90	$3.40
Hypothetical	1,000.00	1,021.81	3.23
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended March 31, 2013 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	09/30/12	03/31/13	10/01/12 - 03/31/13
Actual	$1,000.00	$1,127.00	$5.25
Hypothetical	1,000.00	1,020.06	4.99
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.06%
	Consumer Discretionary – Durables & Apparel — 5.45%
140,000	Coach, Inc	$6,998,600
247,500	Jarden Corporation*	10,605,375
50,000	Polaris Industries Inc	4,624,500
130,000	Tupperware Brands Corporation	10,626,200
		32,854,675
	Consumer Discretionary – Retailing — 13.23%
200,000	Aaron’s, Inc	5,736,000
245,000	CarMax, Inc.*	10,216,500
410,000	LKQ Corporation*	8,921,600
135,000	Nordstrom, Inc	7,456,050
80,000	O’Reilly Automotive, Inc.*	8,204,000
115,000	PetSmart, Inc	7,141,500
310,000	Select Comfort Corporation*	6,128,700
180,000	TJX Companies, Inc. (The)	8,415,000
40,000	Tractor Supply Company	4,165,200
75,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	6,087,750
140,000	Williams-Sonoma, Inc	7,212,800
		79,685,100
	Consumer Discretionary – Services — 2.73%
250,000	InterContinental Hotels Group PLC	7,605,000
15,000	Panera Bread Company*	2,478,600
100,000	Starwood Hotels & Resorts Worldwide, Inc	6,373,000
		16,456,600
	Consumer Staples – Food & Staples Retailing — 1.16%
90,000	PriceSmart, Inc	7,004,700
	Consumer Staples – Food, Beverage & Tobacco — 3.19%
100,000	Beam Inc	6,354,000
120,000	McCormick & Company, Inc	8,826,000
85,000	Monster Beverage Corporation*	4,057,900
		19,237,900
	Energy — 6.85%
105,000	Cameron International Corporation*	6,846,000
38,000	CARBO Ceramics Inc	3,460,660
45,000	Concho Resources Inc.*	4,384,350
70,000	Continental Resources, Inc.*	6,085,100
60,000	Helmerich & Payne, Inc	3,642,000
116,757	Kinder Morgan Management, LLC*	10,257,085
130,000	Whiting Petroleum Corporation*	6,609,200
		41,284,395

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.06% (continued)
	Financials – Banks — 1.39%
113,156	Commerce Bancshares, Inc	$4,620,159
60,000	Cullen/Frost Bankers, Inc	3,751,800
		8,371,959
	Financials – Diversified — 3.69%
50,000	Affiliated Managers Group, Inc.*	7,678,500
170,000	Raymond James Financial, Inc	7,837,000
90,000	T. Rowe Price Group, Inc	6,738,300
		22,253,800
	Financials – Insurance — 3.59%
80,000	Aon plc	4,920,000
215,000	Marsh & McLennan Companies, Inc	8,163,550
217,000	Willis Group Holdings PLC	8,569,330
		21,652,880
	Financials – Real Estate — 2.31%
60,000	Digital Realty Trust, Inc	4,014,600
40,000	HCP, Inc	1,994,400
40,000	Health Care REIT, Inc	2,716,400
80,000	Healthcare Realty Trust Incorporated	2,271,200
80,000	National Retail Properties, Inc	2,893,600
		13,890,200
	Health Care – Equipment & Services — 9.67%
135,000	AmerisourceBergen Corporation	6,945,750
140,000	Cardinal Health, Inc	5,826,800
90,000	Cooper Companies, Inc. (The)	9,709,200
50,000	DaVita HealthCare Partners Inc.*	5,929,500
205,000	DENTSPLY International Inc	8,696,100
80,000	HMS Holdings Corp.*	2,172,000
120,000	Stryker Corporation	7,828,800
30,000	Teleflex Incorporated	2,535,300
120,000	Varian Medical Systems, Inc.*	8,640,000
		58,283,450
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 4.31%
70,000	Allergan, Inc	7,814,100
20,000	Mettler-Toledo International Inc.*	4,264,400
50,000	Perrigo Company	5,936,500
103,920	Thermo Fisher Scientific Inc	7,948,841
		25,963,841

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.06% (continued)
	Industrials – Capital Goods — 12.12%
197,500	AMETEK, Inc	$8,563,600
180,000	BE Aerospace, Inc.*	10,852,200
206,000	Fastenal Company	10,578,100
170,000	IDEX Corporation	9,081,400
175,000	Pentair Ltd	9,231,250
95,000	Snap-on Incorporated	7,856,500
50,000	TransDigm Group Incorporated*	7,646,000
90,000	Westinghouse Air Brake Technologies Corporation	9,189,900
		72,998,950
	Industrials – Commercial & Professional Services — 2.86%
170,000	ADT Corporation (The)	8,319,800
85,000	IHS Inc. – Class A*	8,901,200
		17,221,000
	Industrials – Transportation — 0.85%
143,000	Expeditors International of Washington, Inc	5,106,530
	Information Technology – Hardware & Equipment — 1.12%
245,000	NCR Corporation*	6,752,200
	Information Technology – Semiconductors &
	Semiconductor Equipment — 3.65%
200,000	Altera Corporation	7,094,000
180,000	Avago Technologies Limited	6,465,600
228,750	Microchip Technology Incorporated	8,408,850
		21,968,450
	Information Technology – Software & Services — 13.71%
110,000	ANSYS, Inc.*	8,956,200
135,000	Check Point Software Technologies Ltd.*	6,343,650
174,499	Fidelity National Information Services, Inc	6,913,650
80,937	Fiserv, Inc.*	7,108,697
195,000	FleetCor Technologies, Inc.*	14,950,650
80,000	MercadoLibre, Inc	7,724,800
75,000	MICROS Systems, Inc.*	3,413,250
120,000	Red Hat, Inc.*	6,067,200
270,000	Symantec Corporation*	6,663,600
125,000	Teradata Corporation*	7,313,750
300,000	Vantiv, Inc. – Class A*	7,122,000
		82,577,447
	Materials — 4.18%
75,000	Airgas, Inc	7,437,000
135,000	AptarGroup, Inc	7,742,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.06% (continued)
	Materials — 4.18% (continued)
125,000	Ecolab Inc	$10,022,500
		25,201,750
	TOTAL COMMON STOCKS
	(cost $350,129,555)	578,765,827
SHORT-TERM INVESTMENTS — 3.69%
	Commercial Paper – 3.35%
$1,225,000	Tyco Electronics Group S.A. 04/01/13, 0.27%	1,225,000
1,639,000	Diageo Capital plc 04/02/13, 0.28%	1,638,987
1,000,000	Valspar Corporation (The) 04/02/13, 0.28%	999,992
950,000	Bacardi U.S.A., Inc. 04/03/13, 0.30%	949,984
1,500,000	Integrys Energy Group, Inc. 04/03/13, 0.31%	1,499,974
475,000	Valspar Corporation (The) 04/04/13, 0.30%	474,988
475,000	Integrys Energy Group, Inc. 04/05/13, 0.35%	474,982
675,000	Southern Company (The) 04/08/13, 0.20%	674,974
400,000	UnitedHealth Group Incorporated 04/08/13, 0.30%	399,977
1,025,000	Integrys Energy Group, Inc. 04/10/13, 0.29%	1,024,926
1,000,000	Baxter International Inc. 04/11/13, 0.23%	999,936
850,000	CBS Corporation 04/12/13, 0.30%	849,922
650,000	Integrys Energy Group, Inc. 04/15/13, 0.35%	649,912
925,000	Stanley Black & Decker, Inc. 04/16/13, 0.23%	924,911
1,825,000	Bacardi Corporation 04/17/13, 0.30%	1,824,757
950,000	CBS Corporation 04/18/13, 0.33%	949,852
1,500,000	Aon Corporation 04/22/13, 0.34%	1,499,702
1,675,000	Aon Corporation 04/23/13, 0.33%	1,674,662
1,450,000	CBS Corporation 04/26/13, 0.33%	1,449,668
		20,187,106
	Variable Rate Security – 0.34%
2,044,943	Fidelity Institutional Money Market Fund – Class I	2,044,943
	TOTAL SHORT-TERM INVESTMENTS
	(cost $22,232,049)	22,232,049
	TOTAL INVESTMENTS
	(cost $372,361,604) — 99.75%	600,997,876
	OTHER ASSETS, NET OF LIABILITIES — 0.25%	1,521,276
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$602,519,152

*	Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

March 31, 2013 (unaudited)

ASSETS
Investments in securities at value (cost $372,361,604)	$600,997,876
Receivables –
Investment securities sold	4,667,604
Dividend and interest	572,785
Capital stock subscription	55,794
Total receivables	5,296,183
Other	56,875
Total assets	606,350,934

LIABILITIES
Payables –
Investment securities purchased	3,420,715
Due to adviser –
Management fee	267,659
Accounting and administrative fee	12,640
Total due to adviser	280,299
12b-1 and servicing fee	58,910
Other payables and accrued expense	71,858
Total liabilities	3,831,782
Total net assets	$602,519,152

NET ASSETS CONSIST OF
Paid in capital	$355,524,002
Net unrealized appreciation on investments	228,636,272
Accumulated undistributed net realized gain on investments	18,048,338
Accumulated undistributed net investment income	310,540
Total net assets	$602,519,152

Class I:
Net assets	$499,451,932
Shares outstanding	21,152,591
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$23.61

Class N:
Net assets	$103,067,220
Shares outstanding	4,413,611
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$23.35

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended March 31, 2013 (unaudited)

INCOME
Dividend	$4,189,728
Interest	42,473
Total income	4,232,201

EXPENSES
Management fee	1,504,853
12b-1 fees – Class N	123,765
Transfer agent fees	98,763
Accounting and administrative fees	70,880
Servicing fees – Class N	49,506
Registration fees	30,860
Postage and mailing	22,734
Printing	16,652
Audit and tax fees	15,613
Custodian fees	14,312
Insurance	13,696
Directors’ fees	12,050
Legal fees	5,677
Accounting system and pricing service fees	5,655
Other operating expenses	3,923
Total expenses	1,988,939
Net investment income	2,243,262

NET REALIZED GAIN ON INVESTMENTS	21,142,993

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	45,994,204
Net realized and unrealized gain on investments	67,137,197
Net increase in net assets resulting from operations	$69,380,459

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended March 31, 2013 (unaudited) and the year ended September 30, 2012

	Six Months Ended
	03/31/2013	Year Ended
	(unaudited)	09/30/2012
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,243,262	$1,706,647
Net realized gain on investments	21,142,993	42,418,939
Change in net unrealized
appreciation/depreciation on investments	45,994,204	78,081,761
Net increase in net assets
resulting from operations	69,380,459	122,207,347

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(2,801,555)	(1,998,096)
From net realized gain on investments – Class I	(36,777,275)	(9,875,674)
From net investment income – Class N	(234,516)	(99,251)
From net realized gain on investments – Class N	(7,850,451)	(2,547,779)
Total distributions	(47,663,797)	(14,520,800)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(381,244 and 305,921 shares, respectively)	8,732,323	6,670,536
Reinvestment of distributions – Class I
(1,747,683 and 544,136 shares, respectively)	36,928,544	11,105,826
Cost of shares redeemed – Class I
(833,716 and 2,290,369 shares, respectively)	(19,051,277)	(47,444,777)
Proceeds from shares issued – Class N
(104,441 and 225,048 shares, respectively)	2,355,321	4,887,659
Reinvestment of distributions – Class N
(385,794 and 130,798 shares, respectively)	8,070,803	2,644,742
Cost of shares redeemed – Class N
(489,086 and 1,507,092 shares, respectively)	(11,034,694)	(32,387,812)
Change in net assets derived
from capital share transactions	26,001,020	(54,523,826)
Total increase in net assets	47,717,682	53,162,721

NET ASSETS
Beginning of period	554,801,470	501,638,749
End of period (including accumulated
undistributed net investment income of
$310,540 and $1,103,349, respectively)	$602,519,152	$554,801,470

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

March 31, 2013 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended September 30, 2012.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1)	Summary of Significant Accounting Policies —
Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth.
The following is a summary of the significant accounting policies of the Fund:
(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional- sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on

Notes to Financial Statements (continued)

March 31, 2013 (unaudited)

market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$578,765,827
Variable Rate Security	2,044,943
Level 2 –
Commercial Paper	20,187,106
Level 3 –
None	—
Total	$600,997,876
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended March 31, 2013 and the Fund did not hold any Level 3 investments during the period.
(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions

Notes to Financial Statements (continued)

March 31, 2013 (unaudited)

of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012 was as follows:

	03/31/2013	09/30/2012
Distributions paid from:
Ordinary income	$3,131,297	$2,097,347
Long-term capital gain	44,532,500	12,423,453
Total distributions paid	$47,663,797	$14,520,800

As of March 31, 2013, investment cost for federal tax purposes was $372,486,654 and the tax basis components of net assets were as follows:

Unrealized appreciation	$235,152,913
Unrealized depreciation	(6,641,691)
Net unrealized appreciation	$228,511,222

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses from wash sales.

As of March 31, 2013, the Fund had a tax deferral of wash sale losses of approximately $125,000.

As of September 30, 2012, the Fund had no capital loss carryforward.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2013. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At March 31, 2013, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)

March 31, 2013 (unaudited)

(f)

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of March 31, 2013. There have been no significant subsequent events since March 31, 2013 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —
	(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million, .60% of the average net asset value over $50 million up to and including $100 million and .50% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

	(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,179 for the period ended March 31, 2013 for legal services rendered by this law firm.

(3)	Investment Transactions —
For the period ended March 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$68,979,256 and $81,735,468, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
March 31, 2013	23.61	0.1428	(a)	1.8746	(a)	22.1	179,715
Class N
February 28, 2005(1)	$22.59	$—		$—		23.1 times	$10,000
September 30, 2005	23.45	—		—		23.3	10,381
September 30, 2006	23.00	—		2.1340		22.4	11,158
September 30, 2007	25.03	—		1.0460		23.4	12,694
September 30, 2008	19.04	0.0067		2.5678		17.5	10,800
September 30, 2009	16.87	0.0969		1.1206		19.2	10,457
September 30, 2010	19.11	0.0666		—		20.7	11,890
September 30, 2011	18.49	0.0479		0.3831		17.2	11,741
September 30, 2012	22.63	0.0191		0.4903		20.2	14,732
March 31, 2013	23.35	0.0560	(a)	1.8746	(a)	22.1	16,603

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 28, 2012 to shareholders of record on December 27, 2012.

Approval of Investment Advisory Contract

(unaudited)

In October 2012, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2013. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the annual period ended September 30, 2012, the management fee was 0.53% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.64% and 0.99%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the mid-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 12th, 19th, 8th and 24th out of 25 funds for the one-, three-, five- and ten-year periods ending September 30, 2012. The Fund’s Class I had the second lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been flat or on an upward trend.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services. The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s absolute performance, strategies to improve the relative performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

  Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

  Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

  Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

  With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

  With a party representing you, with your consent, such as your broker or lawyer.

  When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/83	*	03/31/03
Number of years investing $100 each month
following the date of initial investment	29.5		10
Total cash invested	$36,400		$13,000
Total dividend and capital gain distributions reinvested	$123,081		$4,865
Total full shares owned at 03/31/13	7,381		892
Total market value at 03/31/13	$174,273		$21,065

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered

(unaudited)

• IRAs

     • Traditional • SIMPLE

     • Roth         • SEP

• Coverdell Education Accounts

• Automatic Investment Plan

• Direct Deposit of Dividend and Capital Gain Distributions

• Systematic Withdrawal Plan

• Monthly Automatic Exchange between Funds

• Telephone Purchase and Redemption

• Telephone Exchange

• 24-hour Automated Account Information (800-544-6547)

• 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 22, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 22, 2013

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: May 22, 2013